ACQUISITION AGREEMENT

       AGREEMENT dated ___ day of November, 2001 (the Agreement@), by, between and among I.A. EUROPE, INC., a company incorporated under the laws of the state of Delaware (hereinafter "I.A. EUROPE"); KLEVER & CO SRL, a company incorporated under the laws of Italy, having its registered office at Via S. Pio X, 50 S. Vendemiano, Treviso, Italy (hereinafter referred to as "KLEVER"); and the persons listed on Exhibit A attached hereto and made a part hereof, (hereinafter referred to as the SELLERS).

       WHEREAS, the SELLERS own a total of _______ shares of KLEVER, representing sixty (60%) percent of the full rights and ownership of of KLEVER .

       WHEREAS, the SELLERS desire to sell and I.A. EUROPE desires to purchase sixty percent (60%) of the right, title and ownership of such respective share in KLEVER;

       NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

  1. Purchase and Sale - The SELLERS hereby agree to sell, transfer, assign and convey to I. A. EUROPE and I.A. EUROPE hereby agrees to purchase and acquire from the SELLERS, a sixty (60%) percent of the right, title and ownership interest of KLEVER ("the KLEVER Interest"), in a tax-free stock-for-stock acquisition.

  2. Purchase Price - The aggregate purchase price to be paid by I. A. EUROPE for the KLEVER Interest shall be Fifty Thousand ($50,000.00) US Dollars and 50,000 newly issued shares of I.A. EUROPE $.001 par value voting common stock ("the I.A. EUROPE Common Shares"). The I.A. EUROPE Common Shares will be issued to the individual SELLERS.

  3. Warranties Representations and Covenants of KLEVER and KLEVER PRINCIPALS - In order to induce I.A. EUROPE to enter into this Agreement and to complete the transaction contemplated hereby, KLEVER and its principal executive officers (hereinafter referred to as "the KLEVER PRINCIPALS", jointly and severally warrant and represent to I.A. EUROPE that:

     (a) Organization and Standing. KLEVER is a corporation duly organized, validly existing and in a good standing under the laws of the Italy, is qualified to do business as a foreign corporation in every other jurisdiction in which it operates to the extent required by the laws of such jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto are true and correct copies of KLEVER's Articles of Organization and Incorporation, amendments thereto and all current\by-laws of KLEVER.
     KLEVER has no subsidiaries except as listed or any investments or ownership interests in any corporation, partnership, joint venture or other business enterprise which is material to its business.

     (b) Ownership of KLEVER. Each SELLER warrants and represents, severally, that as of the date hereof, such SELLER is the sole owner of the its respective KLEVER Interest, free and clear of all liens, encumbrances, and restrictions whatsoever, except that the KLEVER Interest.
     By SELLERS' transfer of the KLEVER Interest to I. A. EUROPE pursuant to this Agreement, I.A. EUROPE will thereby acquire 60% of the outstanding capital stock of KLEVER, free and clear of all liens, encumbrances and restrictions of any nature whatsoever.

     (c) Taxes. KLEVER has filed all federal, provincial and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on KLEVER. KLEVER's income tax returns have never been audited by any authority empowered to do so.

     (d)   Pending Actions.   There are no known material legal
     actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting KLEVER, or against the KLEVER PRINCIPALS that arrive out of their operation of KLEVER. KLEVER is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of an ownership interest in KLEVER or the securities laws and regulations of any jurisdiction or nation in which it operates.

     (e) Ownership of Assets KLEVER has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by KLEVER as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has KLEVER disposed of any such asset since the date of the most recent balance sheet described in Section 3 of this Agreement.

     (f)   No Debt Owed by KLEVER to KLEVER PRINCIPALS.   KLEVER
     does not owe any money, securities, or property to either the KLEVER PRINCIPALS or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that the KLEVER PRINCIPLES may have any undisclosed liability to pay any sum or property to any such person or equity or any member of their families such liability is hereby forever irrevocably released and discharged.

     (g) Complete Records. All of KLEVER's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

     (h) No Misleading Statements or Omissions Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to I.A. EUROPE in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     (i) Validity of this Agreement. All corporate and other proceedings required to be taken by the SELLERS and by KLEVER in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by the SELLERS and by KLEVER, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent Inc by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights.
     The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, KLEVER's Articles of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which KLEVER or the SELLERS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by KLEVER can continue to be so conducted after completion of the transaction contemplated hereby, with KLEVER as a wholly owned subsidiary of I. A. EUROPE.

     (j) Concepts and Approvals: Compliance with Laws. Neither KLEVER nor the SELLERS are required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of KLEVER has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

     (k) Access to Books and Records. I. A. EUROPE will have full and free access to KLEVER's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.

     (l) KLEVER Financial Statements. Before Closing, KLEVER's financial statements as of and for the period from inception to the end of its latest fiscal quarter, will be provided to
     I. A. EUROPE. The KLEVER financial statements will accurately describe KLEVER's financial position as of the dates thereof. The KLEVER financial statements will have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to the end of its latest fiscal quarter audited by independent certified public accountants with SEC experience.

     (m) KLEVER's Corporate Summary. KLEVER's current Business Plan, attached hereto, accurately describes KLEVER's business assets, proposed operations and management as of the date thereof; since the date of the Corporate Plan, there has been no material adverse change in the Business Plan and no material adverse change in KLEVER; provided that no warranties or representations are made as to any financial projections.


     4. Warranties, representations and covenants of I.A. EUROPE AND MANAGEMENT OF I.A. EUROPE ("MANAGEMENT"). In order to induce the SELLERS and KLEVER to enter into this Agreement and to complete the transaction contemplated hereby, I.A. EUROPE AND MANAGEMENT jointly and severally warrant, represent and covenant to KLEVER and SELLERS that:

     (a) Organization and Standing. I.A. EUROPE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. I.A. EUROPE has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

     (b) Ownership of Shares. By I.A. EUROPE's issuance of the I.A. EUROPE shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such I.A. EUROPE shares will not have been registered under the 33 Act, or any applicable state securities laws.

     (c) No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to KLEVER in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     (d) The I. A. EUROPE Shares. All of the I.A. EUROPE Common Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of I.A. EUROPE Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in I.A. EUROPE's Certificate of Incorporation.

     5. Term: Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. MANAGEMENT for KLEVER and I.A. EUROPE hereby agree, jointly and severally, to indemnify, defend, and hold harmless I.A. EUROPE and KLEVER from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by KLEVER or I.A. EUROPE in this Agreement.

     6. Restricted Shares: Legend. The total amount of the I.A. EUROPE Common Shares issued to SELLERS hereunder will be restricted securities as defined in Rule 144 under the 33 Act and each stock certificate issued to SELLERS hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to
          I.A. EUROPE's stock transfer agent.

     7. (a) The obligations of I. A. EUROPE and MANAGEMENT under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

       (i) That KLEVER's and SELLERS' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time and KLEVER and the KLEVER PRINCIPALS shall deliver an executed certification confirming the foregoing;

       (ii)That KLEVER and KLEVER PRINCIPALS shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing; and

       (iii) That KLEVER and SELLERS shall produce such documents to evidence their ownership of their respective right and interest in the KLEVER which shall be conveyed to I.A.
       EUROPE.

     8.Termination. This Agreement may be terminated at any time before or at Closing, by;
       (a)The mutual agreement of the parties;
       (b)Any party if:
           (i) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.

     Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

     9. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

     10. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.

     11. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place on or before November 30, 2001 or on the first business day after the letter of the approval of SELLERS owning at least 60% of KLEVER's ownership or the shareholders of I.A. EUROPE approving this Agreement and the matters referred to in section 7(a) herein, or such other date as the parties hereto shall mutually agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

     12.  Further Instruments.   From time to time, as and when
     requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the parties select the federal courts within that jurisdiction as the exclusive forum for the adjudication of any and all disputes.

     14. Counterparts.This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.


IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

I. A. EUROPE


By:  ____________________________


KLEVER & CO. SRL


By:  ____________________________